UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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☐	Soliciting Material Pursuant to §240.14a-12

ALPINE TOTAL DYNAMIC DIVIDEND FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Alpine Total Dynamic Dividend Fund

c/o ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado  80203

February 1, 2008

Dear Shareholder:

We are writing to inform you of the upcoming annual meeting of shareholders of the Alpine Total Dynamic Dividend Fund, a Delaware statutory trust (the “Fund”) scheduled to be held on March 14, 2008 (the “Annual Meeting”) to elect one Trustee to the Board of Trustees (the “Board”) until his successor has been duly elected and qualified.  This proposal is discussed in more detail in the enclosed Proxy Statement, which you should read carefully.  The Board believes that this proposal is in the best interests of the Fund and its shareholders, and unanimously recommends that you vote “FOR” the election of Mr. Jeffrey E. Wacksman as a Trustee.

If you are a shareholder of record as of the close of business on January 24, 2008, you are entitled to vote at the Annual Meeting and at any adjournment thereof.  While you are, of course, welcome to join us at the Annual Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card.  The Board has recommended the election of Mr. Wacksman as a Trustee and encourages you to vote “FOR” his election.  If you have any questions regarding the issue to be voted on, please do not hesitate to call the Fund at 1-800-617-7616.  Whether or not you are planning to attend the Annual Meeting, we need your vote.  Please mark, sign, and date the enclosed Proxy Card and promptly return it in the enclosed, postage-paid envelope, so that the maximum number of shares may be voted.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

ALPINE TOTAL DYNAMIC DIVIDEND FUND

/s/ Samuel A. Lieber, President

Alpine Total Dynamic Dividend Fund

c/o ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado  80203

NOTICE OF ANNUAL MEETING
TO BE HELD March 14, 2008

To the shareholders of the Alpine Total Dynamic Dividend Fund, a Delaware statutory trust (the “Fund”), for the Annual Meeting (the “Meeting”) of shareholders of the Fund scheduled to be held on March 14, 2008:

Notice is hereby given that the Meeting will be held on March 14, 2008, at 11:00 a.m., Eastern Time, at 2500 Westchester Avenue, Suite 215, Purchase, New York 10577.  At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote:

1.             To elect Mr. Jeffrey E. Wacksman as a Trustee to the Board of Trustees until his successor has been duly elected and qualified.

2.             To transact such other business as may properly come before the Meeting or any adjournments thereof.

The proposal is discussed in greater detail in the attached Proxy Statement.  Shareholders of record at the close of business on January 24, 2008 are entitled to notice of, and to vote at, the Meeting.  Please read the accompanying Proxy Statement.  Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card, so that a quorum will be present and a maximum number of shares may be voted.  You may change your vote at any time by notifying the undersigned or by voting at the Meeting.

By Order of the Board of Trustees

/s/ Samuel A. Lieber

Samuel A. Lieber, President
February 1, 2008

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.             Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.             Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.             Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATIONS		VALID SIGNATURES

Corporate Accounts

(1)	ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp.
	c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee
	u/t/d/ 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

Alpine Total Dynamic Dividend Fund

c/o ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado  80203

PROXY STATEMENT
February 1, 2008

General.  This Proxy Statement is being furnished by the Board of Trustees (at times, the “Board”) of the Alpine Total Dynamic Dividend Fund (the “Fund” or the “Trust”), to the shareholders of the Fund, in connection with the Fund’s solicitation of shareholders’ proxies for use at its Annual Meeting (the “Meeting”) scheduled to be held March 14, 2008, at 11:00 a.m., Eastern Time, at 2500 Westchester Avenue, Suite 215, Purchase, New York 10577, for the purposes set forth below and in the accompanying Notice of Annual Meeting.  The approximate mailing date of this Proxy Statement to shareholders is February 1, 2008.  At the Meeting, the shareholders of the Fund will be asked:

1.   To elect Mr. Jeffrey E. Wacksman as a Trustee to the Board of Trustees until his successor has been duly elected and qualified.

2.   To transact such other business as may properly come before the Meeting or any adjournments thereof.

Record Date/Shareholders Entitled to Vote. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”).  The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting.  Shareholders of the Fund at the close of business on January 24, 2008 will be entitled to be present and vote at the Meeting.  As of that date, there were 206,645,533 shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $3,244,160,414.

Voting Proxies. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy.  You can do this by completing, dating, signing and returning the enclosed proxy card.  Properly executed proxies will be voted as you instruct by the persons named in the accompanying proxy statement.  In the absence of such direction, however, the persons named in the accompanying proxy statement intend to vote “FOR” the election of Mr. Wacksman and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Meeting.  Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust, Oliver Sun, c/o Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase, New York 10577, or in person at the time of the Meeting.  If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed.  Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

The election of a Trustee to the Board of Trustees requires the affirmative vote of a plurality of the shares of beneficial interest entitled to vote for the election of any Trustee present in person or represented by proxy at a meeting with a quorum present.  For purposes of the election of Trustees, abstentions and broker non-votes will be counted as shares present for quorum purposes, but will not be treated as votes cast.  Abstentions and broker non-votes, therefore, will have no effect on the election of Mr. Wacksman as a Trustee.  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon.  Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the election of Mr. Wacksman as a Trustee.

Quorum Required to Hold Meeting.  In order to transact business at the Meeting, a “quorum” must be present.  Under the Trust’s Agreement and Declaration of Trust, a quorum is constituted by the presence in person or by proxy of shareholders representing a majority of the outstanding shares of the Fund on the record date entitled to vote on a matter.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter.  Abstentions and broker non-votes will not, however, be treated as votes cast at the Meeting.  Abstentions and broker non-votes, therefore, will have no effect on proposals which require a plurality or majority of votes cast for approval, but will have the same effect as a vote “against” on proposals requiring any percentage of the outstanding voting securities of the Fund for approval.

If a quorum of shareholders of the Fund is not present at the Meeting, or if a quorum is present but sufficient votes to elect Mr. Wacksman as a Trustee are not received, the shareholders present at the Meeting or the persons named as proxies shall have the power, but are under no obligation, to propose an adjournment of the Meeting without further notice other than announcement at the Meeting until such quorum shall be present.  The shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting on a matter shall also have the power to adjourn the Meeting.  Written notice of such an adjournment stating the place, date and hour thereof, and in the case of a special meeting, specifying the purpose or purposes thereof, shall be given to each shareholder entitled to vote thereat, at least (10) days prior to the meeting, if the Meeting is adjourned to a date more than one hundred thirty (130) days after the original Record Date set for the Meeting.   With respect to the election of Mr. Wacksman as a Trustee, the persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the election, and vote against adjournment all proxies that voted against such election.  Abstentions and broker non-votes will have the same effect at any adjourned meeting as noted above.  Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.

Method and Cost of Proxy Solicitation.  Proxies will be solicited by the Trust primarily by mail.  Although it is not anticipated, the solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund, Alpine Woods Capital Investors, LLC (the “Investment Adviser”), or ALPS Fund Services, Inc. (“ALPS”), the Fund’s administrator, who will not be paid for these services.  The Fund, the Investment Adviser or ALPS may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons.  If requested, the Fund shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Delivery of Proxy to Security Holders Sharing an Address.  Only one proxy statement is being delivered to multiple security holders sharing the same address. If requested, the Fund shall provide a proxy statement to each security holder sharing an address. Such security holders requesting individual proxy statements may call 1-800-617-7616 to place their request.

PROPOSAL

ELECTION OF TRUSTEE

Background.  At the Meeting, shareholders will be asked to vote for the election of Mr. Wacksman, to serve as Trustee for a term of three years until his successor is duly elected and qualified.

The persons named as proxies on the proxy card enclosed with this Proxy Statement intend to vote at the Meeting “FOR” the election of Mr. Wacksman to serve as a Trustee of the Trust (and Fund) for a term of three years until his successor has been duly elected and qualified.

Mr. Wacksman has consented to be named in this Proxy Statement and has agreed to serve if elected.  If Mr. Wacksman should be unable to serve due to an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating Committee of the Trust.

Information Concerning the Nominee/ Trustees.  The following table sets forth information about Mr. Wacksman for election to the Board of Trustees and each currently-elected member of the Board of Trustees, his name, address, age, position with the Trust, term of office and length of service with the Trust, principal occupation or employment and other directorships during the past five years. Mr. Wacksman and each other Independent Trustee is not considered to be an “interested person” within the meaning of the Investment Company Act.

NOMINEE/TRUSTEES

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee
Jeffrey E. Wacksman (47) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Nominee and Independent Trustee	Until 2008, since June 23, 2006.	Partner, Loeb, Block & Partners LLP since 1994.	13

Director, International Succession Planning Association; Trustee, Larchmont Manor Park Society; Director, Bondi Icebergs Inc. (Women’s Sportswear); Director, MH Properties, Inc.; Trustee, each of the Alpine Trusts.*

Laurence B. Ashkin (79), 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Independent Trustee	Until 2009, since June 23, 2006	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	13	Trustee, each of the Alpine Trusts.*

H. Guy Leibler (53), 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Independent Trustee	Until 2010, since June 23, 2006.	Vice Chair & Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	13	Chairman Emeritus, White Plains Hospital Center; Trustee, each of the Alpine Trusts.*

Samuel A. Lieber** (51), 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Interested Trustee, President and Chairman of the Board	Until 2009, since May 11, 2006.	CEO of Alpine Woods Capital Investors, LLC since November 1997. President of Alpine Trusts since 1998.	13	Trustee and Chairman of the Board, each of the Alpine Trusts.*

*   The Fund Complex includes the Fund, each series of the Alpine Series Trust (Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, and Alpine Dynamic Transformations Fund), each series of the Alpine Equity Trust (Alpine U.S. Real Estate Equity Fund, Alpine International Real Estate Equity Fund and Alpine Realty Income & Growth Fund), each series of the Alpine Income Trust (Alpine Municipal Money Market Fund and Alpine Ultra Short Tax Optimized Income Fund) and the Alpine Global Premier Properties Fund and the Alpine Global Dynamic Dividend Fund.

** Mr. Lieber is the CEO of the Investment Adviser and is also the son of Stephen A. Lieber.

EXECUTIVE OFFICERS

The current executive officers of the Fund, in addition to Samuel A. Lieber, include the following:

Name, Address and Age	Position	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Other Directorships held by Trustee
Stephen A. Lieber (82) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Executive Vice President	Indefinite, since June 23, 2006.	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	None

Sheldon R.Flamm (59) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Vice President, Treasurer and Chief Compliance Officer	Indefinite, since May 11, 2006.	Chief Financial Officer and Senior Managing Director, Alpine Woods Capital Investors, LLC since 2001; Chief Financial Officer, Saxon Woods Advisors, LLC since 1999.	None

Oliver Sun (43) 2500 Westchester Ave, Suite 215 Purchase, NY 10577	Secretary	Indefinite, since June 23, 2006.	Controller of Alpine Woods Capital Investors, LLC since 1998.	None

Board Meetings and Committees.  The Trust’s Board held four regular meetings during the fiscal year ended October 31, 2007.  The Board has also established three standing committees in connection with the governance of the Trust: an Audit Committee, a Nominating Committee, and a Valuation Committee.  For the fiscal year ended October 31, 2007, Mr. Wacksman attended at least 75% of the aggregate of (1) the total number of meetings of the Board during the period for which he was  a Trustee; and (2) the total number of meetings held by Fund committees during the period for which he was a Trustee.

Audit Committee.  The Board has an Audit Committee consisting of all the Trustees who are not “interested persons” as defined in the Investment Company Act.  In addition, the members of the Audit Committee are also “independent,” as defined in Rule 4200(a) of the Financial Industry Regulatory Authority listing standards.  The members of the Audit Committee include H. Guy Leibler, Jeffrey E. Wacksman and Laurence B. Ashkin.  Mr. Ashkin serves as the Chairman of the Audit Committee and is the Audit Committee Financial Expert, as such term is defined in Section 407 of the Sarbanes-Oxley Act of 2002.  The Audit Committee is responsible for advising the full Board regarding accounting, auditing and financial matters affecting the Trust.  The Audit Committee met four times during the fiscal year ended October 31, 2007.  The Board adopted a written Charter for the Audit Committee on December 18, 2006, which is attached hereto at Appendix A.

Nominating Committee.  The Board has a Nominating Committee consisting of all the Trustees who are not “interested persons.”  The members of the Nominating Committee include H. Guy Leibler, Jeffrey E. Wacksman and Laurence B. Ashkin.  Mr. Leibler serves as the Chairman of the Nominating Committee.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time.  The Board adopted a written Charter for the Nominating Committee on December 18, 2006, which is attached hereto at Appendix B. The Nominating Committee did not formally meet during the fiscal year ended October 31, 2007.

The Nominating Committee will review shareholders’ nominations to fill vacancies on the Board.  Recommendations for consideration by the Nominating Committee should be sent to the Chairman of the Nominating Committee in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the Chairman of the Nominating Committee at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.

In identifying and evaluating nominees for Trustee, the Nominating Committee seeks to ensure that the Board of Trustees possess, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board of Trustees is comprised of trustees who have broad and diverse backgrounds.  The Nominating Committee looks at each nominee on a case-by-case basis.  In looking at the qualification of each candidate to determine if their election would further the goals described above, the Nominating Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge.  However, the Board of Trustees believes that to be recommended as a nominee, whether by the Nominating Committee or at the suggestion of a shareholder, each candidate must: (1) display the highest personal and professional ethics, integrity and values; (2) have the ability to exercise sound business judgment; (3) be highly accomplished in his or her respective field; (4) have a relevant expertise and experience; (5) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (6) have sufficient time available to devote to activities of the Board of Trustees and enhance his or her knowledge of the Trust’s business.

Valuation Committee. The Board has a Valuation Committee consisting of all the Trustees who are not “interested persons.”  The members of the Valuation Committee include H. Guy Leibler, Jeffrey E. Wacksman and Laurence B. Ashkin.  Mr. Wacksman serves as Chairman of the Valuation Committee.  The Valuation Committee is responsible for (1) monitoring the valuation of portfolio securities and other investments; and (2) as required by the Trust’s valuation policies, when the full Board of Trustees is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees.  The Valuation Committee did not formally meet during the fiscal year ended October 31, 2007. The Board adopted a written Charter for the Valuation Committee on December 18, 2006, which is attached hereto at Appendix C.

Communication to the Trustees.  Shareholders may contact the Trustees directly by contacting the Secretary of the Trust at the principal executive offices of the Trust with such request.  Such correspondences should be sent to Oliver Sun, Secretary, c/o Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase, New York 10577.

Compensation of Trustees.  Under the federal securities laws, the Fund is required to provide to its shareholders in connection with the Meeting information regarding compensation paid to Trustees by the Fund as well as by the various other U.S. registered investment companies advised by the Fund’s investment adviser during its prior fiscal year.  For the fiscal year ended October 31, 2007, the Fund paid fees of $16,000 to each Trustee who is not an officer or employee of the Investment Adviser (or any affiliated company of the Investment Adviser).  Reasonable out-of-pocket expenses of Trustees who are not affiliated persons of the Investment Adviser (or any affiliated company of the Investment Adviser) which are incurred in connection with attending meetings of the Board and its committees are also reimbursed.

The table below sets forth the amount of compensation (and expenses) the Trustees received from the Trust during the fiscal year ended October 31, 2007.  Currently, the Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation From the Fund	Total Compensation from Fund and Fund Complex Paid to Trustee
Jeffrey E. Wacksman	$12,000	$48,000
Laurence B. Ashkin	$12,000	$48,000
H. Guy Leibler	$12,000	$48,000
Samuel A. Lieber	$0	$0

Management Ownership.  To the knowledge of the Fund’s management, before the close of business on January 24, 2008, the officers and Trustees of the Trust owned, as a group, less than 1% of the outstanding shares of the Fund.  The following table sets forth the aggregate dollar range of equity securities beneficially owned of the Fund and of all Funds overseen by each Trustee in the Fund Complex as of January 24, 2008:

Amount Invested Key

A. $1-$10,000

B. $10,001-$50,000

C. $50,001-$100,000

D. over $100,000

Name of Trustee	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustees in Fund Complex*
Independent Trustees
Jeffrey E. Wacksman	C	D
Laurence B. Ashkin	—	D
H. Guy Leibler	B	B
Interested Trustee
Samuel A. Lieber	D	D

*  The Fund Complex includes the Fund, each series of the Alpine Series Trust (Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, and Alpine Dynamic Transformations Fund), each series of the Alpine Equity Trust (Alpine U.S. Real Estate Equity Fund, Alpine International Real Estate Equity Fund and Alpine Realty Income & Growth Fund), each series of the Alpine Income Trust (Alpine Municipal Money Market Fund and Alpine Ultra Short Tax Optimized Income Fund) and the Alpine Global Premier Properties Fund and the Alpine Global Dynamic Dividend Fund.

Trustee Transactions with Fund Affiliates.  As of January 24, 2008, neither the Independent Trustees nor members of their immediate family owned securities beneficially or of record in the Investment Adviser, or an affiliate of the Investment Adviser.  Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate family have any direct or indirect interest, the value of which exceeds $120,000, in the Investment Adviser or any of its affiliates.  In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Investment Adviser or any affiliate thereof was a party.

                                                Required Vote.  The election of a Trustee to the Board of Trustees requires the affirmative vote of a plurality of the shares of beneficial interests entitled to vote for the election any Trustee, represented in person or by proxy at a meeting of the stockholders with a quorum present.  For purposes of the election of Mr. Wacksman, abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast.  Abstentions and broker non-votes, therefore, will have no effect on the election of Mr. Wacksman as a Trustee.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT
TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION
OF MR. JEFFREY E. WACKSMAN TO THE BOARD OF TRUSTEES.
ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR”
APPROVAL OF THIS PROPOSAL.

INFORMATION ABOUT THE FUND

The Fund’s current Investment Adviser is Alpine Woods Capital Investors, LLC, 2500 Westchester Avenue, Suite 215, Purchase New York 10577.  The Fund’s administrator is ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.  The Fund’s transfer and dividend disbursing agent is The Bank of New York, One Wall Street, New York, New York 10286.   The Bank of New York also serves as the Fund’s Custodian for the Fund’s securities and cash and is located at 101 Barclay Street, New York, New York 10286.

Independent Registered Public Accounting Firm.  Deloitte & Touche LLP (“Deloitte”), 555 East Wells Street, Milwaukee, Wisconsin, 53202 currently serves as the independent registered public accountants for the Trust.  Representatives of Deloitte are not expected to attend the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The Trust has engaged Deloitte to perform audit services, audit-related services, tax services and other services for the current fiscal year.  “Audit services” refer to performing an audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed for the fiscal year ended October 31, 2007 for audit fees, audit-related fees, tax fees and other fees by Deloitte:

Aggregate total for fiscal year ended 10/31/07
Audit Fees	$32,700
Audit-Related Fees	$0
Tax Fees	$4,300
All Other Fees	$46,680

The Fund’s Audit Committee adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Trust, including services provided to any entity affiliated with the Trust.  All of Deloitte’s hours spent on auditing the Trust’s financial statements were attributed to work performed by full-time permanent employees of Deloitte.

Since inception, and for the past two fiscal years, Deloitte has not billed the Trust or the Investment Adviser (or any entity controlling, controlled by or under common control with the Investment Adviser) for, nor accrued for on behalf of the Trust or the Investment Adviser, any non-audit fees other than certain tax fees.  The Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Investment Adviser or any entity controlling, controlled by or under common control with the Investment Adviser, is compatible with maintaining Deloitte’s independence, and has concluded that the provision of such non-audit services by Deloitte has not compromised its independence.

Audit Committee Report.  The Audit Committee has met and held discussions with the Fund’s Administrator and the Fund’s independent accountants.  The independent accountants represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund’s Administrator and its independent accountants.  The Audit Committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

The Fund’s independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants their independence, in light of the services they were providing.

Based upon the Audit Committee’s discussion with the Fund’s Administrator and the independent accountants and the Audit Committee’s review of the representations of the Fund’s Administrator and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Trustees include the audited financial statements in the Fund’s Annual Report for the fiscal year ended October 31, 2007 filed with the U.S. Securities and Exchange Commission (the “SEC”).

Section 16(a) Beneficial Ownership Reporting Compliance.  Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 30(h) of the Investment Company Act in combination require the Fund’s directors and officers, persons who own more than ten (10%) of the Fund’s common stock, and the Fund’s Investment Adviser and its directors and officers, to file reports of ownership and changes in ownership with the SEC. The Fund believes that the Fund’s directors and officers, the Fund’s Investment Adviser and its members and officers have complied with all applicable filing requirements during the fiscal year ended October 31, 2007.

Information Pertaining to Certain Stockholders.  To the knowledge of the Fund’s management, before the close of business on January 24, 2008, the following table sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the Fund:

Name and Address	Number of Shares	Percentage Ownership	Type of Ownership
First Clearing LLC 901 East Byrd Street, 12th Floor Mail Code WS2491 Richmond, VA 23219	51,868,877	25.10%	Beneficial

Citigroup Global Markets 399 Park Avenue New York, NY 10022	48,489,115	23.46%	Beneficial

A.G. Edwards One North Jefferson Street St. Louis, MO 63103	21,401,199	10.36%	Beneficial

INFORMATION ABOUT THE FUND

The Fund is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission.  The SEC maintains a website that contains information about the Fund (www.sec.gov).  Any such proxy material, reports and other information can be inspected and copied, after paying a duplicating fee, at the Office of Public Reference, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0102.

Reports to Shareholders.  COPIES OF THE FUND’S MOST RECENT REPORT ARE AVAILABLE WITHOUT CHARGE UPON WRITING TO THE FUND, C/O ALPS FUND SERVICES, INC., 1290 BROADWAY, SUITE 1100, DENVER, COLORADO 80203.  THESE REPORTS ARE ALSO AVAILABLE ON THE SEC’S WEBSITE, WWW.SEC.GOV AND AT WWW.ALPINECEF.COM.

GENERAL INFORMATION

Other Matters to Come Before the Meeting.  The Trust’s management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement.  If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals.  The Meeting is an annual meeting of shareholders. Any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Exchange Act.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED.  A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Samuel A. Lieber, President

/s/ Samuel A. Lieber

Purchase, New York
February 1, 2008

PROXY TABULATOR
P.O. BOX 9112	To vote by Mail
FARMINGDALE, NY 11735
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy below.
3) Sign and date the proxy.
4) Return the proxy in the envelope provided.

TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	AGPPF5	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
ALPINE TOTAL DYNAMIC DIVIDEND FUND Vote on Trustee 1. To elect Jeffrey E. Wacksman as a Trustee to the Board of Trustees	For Withhold Do Not Use
☐ ☐ ☐

WE NEED YOUR VOTE BEFORE MARCH 14, 2008

This proxy will be voted as specified above. If the proxy is executed, but with respect to the proposal no specification is made, this proxy will be voted in favor of the proposal and in the discretion of the proxies named on the reverse side as to any other matter that may properly come before the Meeting or any adjournment thereof. Please indicate by filling in the appropriate box above.

Your vote is important. Whether or not you are able to attend the meeting in person, we urge you to complete, sign, date and return this proxy using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting the shares at the Meeting. You may revoke your proxy before it is voted at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy, or by attending the Meeting and voting in person.

THANK YOU FOR YOUR TIME

NOTE: Please sign exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

ALPINE TOTAL DYNAMIC DIVIDEND FUND

ANNUAL MEETING OF SHAREHOLDERS

MARCH 14, 2008

The undersigned hereby appoints Samuel A. Lieber and Sheldon R. Flamm, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Annual Meeting of Shareholders of the Alpine Total Dynamic Dividend Fund, to be held on March 14, 2008, at the offices of Alpine Woods Capital Investors, the Fund’s investment adviser, 2500 Westchester Avenue, Purchase, New York 10577 (the “Meeting”), to vote, as designated below, all shares of the Fund held by the undersigned at the close of business on January 24, 2008. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.